UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

MEAD JOHNSON NUTRITION COMPANY

(Exact name of registrant as specified in its Charter)

Delaware	001-34251	80-0318351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd. Glenview, Illinois	60026-8039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On June 23, 2009, the Board of Directors of Mead Johnson Nutrition Company (the “Company”) declared a cash dividend equal to $0.30 per share of Class A and Class B common stock payable on July 20, 2009, to the shareholders of record at the close of business on July 6, 2009.

The Registrant’s press release dated June 23, 2009, announcing the cash dividend, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2009

MEAD JOHNSON NUTRITION COMPANY

/s/ William P’Pool
Name:	William P’Pool
Title:	Senior Vice President, General Counsel and Secretary